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EXHIBIT 10.6

                                AMENDMENT TO THE
                    SUPPLEMENTAL RETIREMENT BENEFIT AGREEMENT
                                       OF
                                 DAVID H. BROWN
                              DATED JANUARY 1, 1997



January 26, 2000

As outlined in the Puyallup Valley Bank Board of Directors minutes dated January 26, 2000, the sum of Fifteen Thousand and No/100 Dollars ($15,000.00) a year is being set aside for a period of five (5) years in a supplemental retirement benefit agreement for Roy W. Thompson, Senior Vice President-Credit Administrator, beginning in the year 2000.

Therefore, David H. Brown's supplemental retirement benefit agreement of January 1, 1997, Paragraph 3.01 of the Deferred Compensation, shall be amended as follows:

                   1997                    $35,000.00
                   1998                    $35,000.00
                   1999                    $35,000.00
                   2000                    $20,000.00
                   2001                    $20,000.00
                   2002                    $20,000.00
                   2003                    $20,000.00
                   2004                    $20,000.00
                   2005                    $35,000.00
                   2006                    $35,000.00

In the event that the employee, Roy W. Thompson, terminates earlier than the five (5) years agreement, any balance remaining on the yearly commitment of $15,000.00 will be re-credited to David H. Brown's agreement of January 1, 1997 as originally stated.

Approved by:


/S/ THOMAS R. ABSHER                             /S/ WARREN HUNT
-------------------------------------            -------------------------------
Thomas R. Absher                                 Warren Hunt


/S/ ROGER KNUTSON                                /S/ DAVID HAMRY
-------------------------------------            -------------------------------
Roger Knutson                                    David Hamry

/S/ DEXTER SILVER                                /S/ THOMAS PASQUIER
-------------------------------------            -------------------------------
Dexter Silver                                    Thomas Pasquier

/S/ A. EUGENE HAMMERMASTER
-------------------------------------
A. Eugene Hammermaster